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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 28, 1999


                        PAREXEL INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)






         Massachusetts               0-27058                 04-2776269
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         (State or Other             (Commission             (IRS Employer
         Jurisdiction of             File Number)            Identification No.)
         incorporation)


         195 West Street, Waltham, Massachusetts               02451
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         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (781) 487-9900)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report).


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ITEM 5.  OTHER EVENTS.

         On April 28, 1999, PAREXEL International Corporation, a Massachusetts corporation ("PAREXEL") and Covance Inc., a Delaware Corporation ("Covance") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, a subsidiary of Covance will be merged with and into PAREXEL and PAREXEL will become a wholly owned subsidiary of Covance (the "Merger") subject to obtaining, among other things, applicable stockholder and regulatory approvals. As of the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of PAREXEL ("PAREXEL Common Stock"), other than shares: held in PAREXEL's treasury; owned by Covance or any wholly owned subsidiary of Covance or of PAREXEL; or held by stockholders of PAREXEL who exercise their appraisal rights under Massachusetts law, will be converted into the right to receive 1.184055 shares of common stock, par value $0.01 per share, of Covance ("Covance Common Stock"). In addition, on April 28, 1999, Covance and PAREXEL entered into Termination Option Agreements pursuant to which PAREXEL has granted Covance an option to purchase 19.9% of the issued and outstanding shares of PAREXEL Common Stock at the time of exercise (the "PAREXEL Option Agreement") and Covance has granted PAREXEL an option to purchase 10% of the issued and outstanding Covance Common Stock at the time of exercise (the "Covance Option Agreement"), in each case, under certain circumstances involving the termination of the Merger Agreement.

         The foregoing description of the Merger, the Merger Agreement, the PAREXEL Option Agreement and the Covance Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, the PAREXEL Option Agreement, a copy of which is attached hereto as Exhibit 99.1 and the Covance Option Agreement, a copy of which is attached hereto as Exhibit 99.2. The Merger Agreement, the PAREXEL Option Agreement and the Covance Option Agreement are hereby incorporated hereby by reference in their entirety.

         In addition, on April 29, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)      Financial Statements of business acquired.

         None.

(b)      Pro forma financial information.

         None.


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(c)      Exhibits.

         2.1 Agreement and Plan of Merger dated as of April 28, 1999 among Covance Inc., CCJ Holding Corp. and PAREXEL International Corporation.

         99.1 Stock Option Agreement dated April 28, 1999 among Covance Inc., as grantee and PAREXEL International Corporation, as issuer.

         99.2 Stock Option Agreement dated April 28, 1999 among PAREXEL International Corporation, as grantee and Covance Inc., as issuer.

         99.3     Press release of the Company dated April 29, 1999.

                  [Remainder of page intentionally left blank]


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PAREXEL International Corporation



Dated: May 4, 1999                             By:  /s/ Carl F. Barnes
                                                    ----------------------------
                                                        Carl F. Barnes,
                                                        Vice President and
                                                        General Counsel


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

2.1 Agreement and Plan of Merger dated as of April 28, 1999 among Covance Inc., CCJ Holding Corp. and PAREXEL International Corporation.

99.1 Stock Option Agreement dated April 28, 1999 among Covance Inc., as grantee and PAREXEL International Corporation, as issuer.

99.2 Stock Option Agreement dated April 28, 1999 among PAREXEL International Corporation, as grantee and Covance Inc., as issuer.

99.3            Press release of the Company dated April 29, 1999.